UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 24, 2004

QUICKSILVER RESOURCES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14837	75-2756163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 West Rosedale, Suite 300

Fort Worth, Texas 76104

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Effective September 24, 2004, Quicksilver amended and restated the Quicksilver Resources Inc. Amended and Restated 1999 Stock Option and Retention Stock Plan (“1999 Plan”). The amendment permits the Compensation Committee of the Board of Directors to provide in award agreements entered into in connection with stock options granted under the 1999 Plan terms relating to the vesting and expiration of such stock options following the termination of the optionee’s employment with Quicksilver or any of its subsidiaries which vary from the terms specified in the 1999 Plan.

The 1999 Plan is attached as Exhibit 10.1 to this Current Report on Form 8–K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit Number	Description
10.1	Quicksilver Resources Inc. Amended and Restated 1999 Stock Option and Retention Stock Plan

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

By:	/s/ Bill Lamkin
Bill Lamkin
Executive Vice President and Chief Financial Officer

Date: September 30, 2004

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Quicksilver Resources Inc. Amended and Restated 1999 Stock Option and Retention Stock Plan